EXHIBIT 10.71

FIRST AMENDMENT TO SETTLEMENT AGREEMENT AND STIPULATION

This FIRST AMENDMENT TO THE SETTLEMENT AGREEMENT AND STIPULATION (the "First Amendment") is entered into as of May 18, 2016 (the "Effective Date") by and between ELITE DATA SERVICES INC. f/k/a Dynamic Energy Alliance Corp. ("Company"), a Florida corporation, on the one hand, and BIRCH FIRST CAPITAL FUND, LLC ("Birch First Capital"), a Delaware limited liability company and BIRCH FIRST ADVISORS, LLC ("Birch Advisors"), a Delaware limited liability company (together with Birch First Capital, "Birch First"), on the other hand. Company, Birch First Capital, and Birch Advisors are each referred to herein collectively as a "Party" and collectively, the "Parties."

RECITALS

WHEREAS, on July 23, 2015, the Company and Birch First Capital and Birch Advisors executed a Settlement and Stipulation Agreement (the "Settlement Agreement"), pursuant to which the parties agreed to fully resolve and dismiss, with no liability admitted or deemed to be admitted by any party, any and all claims that have been, or could have been, raised in the outstanding litigation between the parties (the "Litigation"), as more specifically detailed in the Settlement Agreement.

WHEREAS, on July 23, 2015, pursuant to the terms and conditions of the Settlement Agreement, the Company executed an amended and restated convertible debenture (the "Amended and Restated Note") in the principal amount of $300,000 bearing two percent (2%) interest per annum for a period of two years for the benefit of Birch First Capital. Pursuant to the terms of the Amended and Restated Note, $75,000 of the principal balance would be immediately converted into shares of common stock of the Company at $0.10 per share for a total of 750,000 shares of the Company's Common Stock. The remaining $225,000 in principal and interest of the Amended and Restated Note convertible on a quarterly basis in the amount of $37,500 into shares of the Company's Common Stock at a share price equal to the lesser of $0.10 per share, or fifty percent (50%) of the three (3) lowest intraday trading average for the twenty (20) day trading period prior to each conversion date, until paid in full, with accrued and unpaid interested due and payable in the final payment, under certain terms and conditions set forth in the Amended and Restated Note;

WHEREAS, on July 23, 2015, pursuant to the terms and conditions of the Settlement Agreement referenced herein, the Company, executed a new Consulting and Advisory Agreement (the "Consulting Agreement") with Birch Advisors (also herein referred to as the "Consultant") for a period of twenty-four (24) months to commence upon the execution date of the signed Agreement, payable in the form of a convertible debenture ("New Note") in the amount of $300,000 at two percent (2%) interest per annum for a period of two years. Pursuant to the Agreement, Consultant shall be paid $37,500 each quarter in the form of a reduction of the outstanding principal balance of the New Note, convertible into shares of the Company's Common Stock at a share price equal to the lesser of $0.10 per share or a twenty-five (25%) discount of the three (3) lowest intraday trading average for the twenty (20) day trading period prior to each conversion date, until paid in full, with accrued and unpaid interested due and payable in the final payment.

The Consultant agreed to perform advisory and consultation services to the Company, including, but not limited to, assisting Company's management with general corporate operations, business development strategies, marketing and business plans, SEC compliance and advising the Company on other ad-hoc matters as appropriate. Pursuant to the terms of the Agreement, the Company had the right to terminate the Agreement for Cause at any time upon sixty (60) days written notice to the Consultant. The Consultant had the right to terminate this Agreement if Company fails to comply with any of the material terms of this Agreement, including without limitation its responsibilities for payment of fees as set forth in this Agreement. The parties agreed that either the Company or Consultant had the right to request a quarterly review by a designated third party reviewer, whom shall determine if the Company has the right to terminate the Agreement earlier for non-performance by the Consultant. The Agreement also contained other customary and standard provisions.

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WHEREAS, no debt conversions or stock issuances, pursuant to the terms of Amended and Restated Note or the New Note, were requested or completed by Birch First Capital or Birch Advisors, respectively, as of the date of this First Amendment; and

WHEREAS, the Company, Birch First Capital and Birch Advisors wish to further amend and restate certain provisions of the Settlement Agreement, including, but not limited to, the terms and conditions of the executed Amended and Restated Note, Consulting Agreement and New Note (collectively the "Original Agreements"), as set forth herein;

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

1. Defined Terms. Unless otherwise indicated herein, all terms, which are capitalized, but are not otherwise defined herein, shall have the meaning ascribed to them in the Original Agreements.

2. Amended and Restated Original Note and New Note and Consulting Agreement. Section 2 of the Settlement Agreement is hereby amended to reflect the following:

(a) Section 2.1 of the Settlement Agreement is amended as follows:

2.1.1

"Company and Birch First Capital shall execute an Amended and Restated Convertible Redeemable Note (the "Amended and Restated Redeemable Note No.1") in the principal amount of USD $400,000, on the terms and conditions substantially in the form annexed hereto as Exhibit A, which shall amend and restate the original terms set forth in the original Amended and Restated Note executed on or about July 23, 2015."

2.1.2

Company shall issue to Birch First Capital a three-year "cashless" stock purchase warrant (the "Warrant No.1") for the right to purchase a total of 4,000,000 shares of Series B preferred Stock of the Company (the "Preferred Warrant Shares"), at a purchase price of $0.001 per share, on the terms and conditions substantially in the form annexed hereto as Exhibit B.

(b) Section 2.2 of the Settlement agreement is amended as follows:

2.2.1

"Company and Birch Advisors shall execute an Amended and Restated Convertible Redeemable Note (the "Amended and Restated Redeemable Note No.2") in the principal amount of USD $300,000, on the terms and conditions substantially in the form annexed hereto as Exhibit C, which shall amend and restate the original terms set forth in the original New Note executed on or about July 23, 2015."

2.2.2

"Company and Birch Advisors shall execute an Amended and Restated Consulting Agreement (the "Amended and Restated Consulting Agreement") on the terms and conditions substantially in the form annexed hereto as Exhibit D, including, but not limited to, for a period of twenty-four (24) months, with consideration payable to Birch Advisors and/or its assigns in cash in the amount of Ten Thousand Dollars ($10,000.00) per month, including, any and all payments set forth Amended and Restated Redeemable Note No.2, and the issuance by the Company to Birch First Advisors and/or assigns a three-year "cashless" stock purchase warrant (the "Warrant No.2") for the right to purchase up to 1,000,000 shares of common stock of the Company (the "Common Warrant Shares") each month a strike price of $0.001 per share (the "Exercise Price"), on the terms and conditions substantially in the form annexed hereto as Exhibit E.

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3. Settlement. Section 3 of the Settlement Agreement shall be amended to reflect the following:

"Following the execution of the First Amendment, the dismissal of the original claims set forth in executed Stipulation of Dismissal with Prejudice as defined in the Settlement Agreement shall remain in full effect and enforceable pursuant to the terms therein, except insofar as such terms are hereby amended and restated pursuant to Paragraph 2 of this First Amendment, as further reflected in the executed Amended and Restated Redeemable Note No.1, Warrant No.1, Amended and Restated Consulting Agreement, Amended and Restated Redeemable Note No.2, and Warrant No.2 therein."

4. Conversions. Section 3 of the Settlement Agreement shall be amended to reflect the following:

"Following the execution of the First Amendment, any and all terms and conditions related conversions of the original Amended and Restated Note issued to Birch First Capital and the New Note issued to Birch First Advisors shall be amended and restated with the terms of conversions as set forth in the Amended and Restated Redeemable Note No.1 and Amended and Restated Redeemable Note No.2, more fully described in this First Amendment and referenced by exhibits herein.

5. Assignment. As further inducement for the execution of this First Amendment, Company has agreed to the execution of the Assignment of Amended and Restated Redeemable Note No.2 (the "Note Assignment") between Birch Advisors and Birch First Capital, on the terms and conditions substantially in the form annexed hereto as Exhibit F.

6. Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Original Agreements, are, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Original Agreements to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Original Agreements shall mean the Original Agreements as amended by this Amendment and (ii) all references such as "thereto", "thereof", "thereunder" or words of like import referring to the Original Agreements shall mean the Original Agreements as amended by this Amendment. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Original Agreements, and this Amendment, the provisions of this Amendment shall control and be binding.

7. Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

[Signature Page to Follow on Next Page]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY ELITE DATA SERVICES, INC.

By:	/s/ Charles Rimlinger
Name:	Charles Rimlinger
Title:	Chief Executive Officer

BIRCH FIRST CAPITAL BIRCH FIRST CAPITAL FUND LLC.

By:	Birch First Capital Management LLC
Its:	Manager

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund Managing Director

And,

BIRCH FIRST ADVISORS

BIRCH FIRST ADVISORS LLC.

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund Managing Director

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EXHIBIT A

AMENDED AND RESTATED REDEEMABLE NOTE NO.1

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

US $400,000.00

ELITE DATA SERVICES, INC.

AMENDED AND RESTATED CONVERTIBLE REDEEMABLE NOTE NO. 1

FOR VALUE RECEIVED, ELITE DATA SERVICES, INC. (the "Company") promises to pay to the order of BIRCH FIRST CAPITAL FUND LLC, a Delaware limited liability company and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of FOUR HUNDRED THOUSAND DOLLARS (U.S. $400,000.00) on July 23, 2017 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of ten percent (10%) per annum commencing on July 23, 2015 (the "Effective Date"), the original date of issuance of the Original Amended and Restated Note, pursuant to the terms of the Original Settlement Agreement dated on or about July 23, 2015 and the First Amendment to the Original Agreement dated even date herewith between Company and Holder, of which this Note is made apart of. The Company will pay interest payment and the outstanding principal due upon this Note at the sixth month anniversary and continuing until the Maturity Date. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 3(f) herein.

This Note is subject to the following additional provisions:

1. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

2. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act"), and applicable state securities laws. Holder shall provide the Company with 3-day written notice of the Note's transfer and shall presume that any attempted transfer to a party is deemed qualified by the Holder. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 3(a) hereof, in addition to the requirements set forth in Section 3(b) and 3(c), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

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3. Note Conversions; Interest Payments; Prepayments, Transfers, Etc.

(a) The Holder of this Note is entitled, at its option, beginning on the 181th day after Effective Date, at any time, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") at a price ("Conversion Price") for each share of Common Stock equal to the lesser of $0.01 per share or a discount of fifty-eight percent (58%) of the lowest trading price of the Common Stock as reported on the OTCQB marketplace which the Company's shares are traded or any market upon which the Common Stock may be traded in the future ("Exchange"), for the ten (10) prior trading days including the day upon which a Notice of Conversion is received by the Company and its transfer agent (provided such Notice of Conversion is delivered by electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price) beginning on the 181th day after Effective Date.

(b) If the shares have not been delivered within three (3) business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the transfer agent of the Company delivering the shares of Common Stock to the Holder within three (3) business days of receipt by the Company of the Notice of Conversion. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company's Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this decrease.

(c) At any time or times on or after the Maturity Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the following, the Holder shall not be limited to aggregate conversions of 4.99% ("Conversion Limitation 1"). The Holder shall have the authority to determine whether the restriction contained in this Section 3(c) will limit any conversion hereunder. The Holder may waive the conversion limitation described in this Section 3(c), in whole or in part, upon and effective after 61-days prior written notice to the Company to increase such percentage to up to 9.99% ("Conversion Limitation 2").

(d) The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share except in the event that rounding up would violate the conversion limitation set forth in section 3(c) above.

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(e) If the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common Share Price") shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Share Common Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be reduced to the lower of: (i) the Conversion Price; or (ii) a twenty-five percent (25%) discount to the lowest Aggregate Per Common Share Price (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this Section 6 upon the issuance of any Convertible Security which is outstanding on the day immediately preceding the Issuance Date. No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

(f) Interest on any unpaid principal balance of this Note shall be paid at the rate of ten percent (10%) per annum with the first payment being made on the sixth-month anniversary of this Note. Interest shall be paid by the Company in Common Stock ("Interest Shares"). Holder may, at any time after six months, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 3(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(g) The Notes may be prepaid, in whole or in part, with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 120% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 150 days after the issuance date, then at 130% of the face amount plus any accrued interest; (iii) if the note is prepaid within 150 days after the issuance date but less than 180 days after the issuance date, then at 140% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day without written permission from Holder. Such redemption must be closed and funded within three (3) days of giving notice of redemption of the right to redeem shall be null and void.

(h) Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(i) In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

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4. The Holder agrees that so long as this Note from the Holder and the Company remains outstanding, the Holder will not enter into or effect "short sales" of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of the Company. The Company acknowledges and agrees that upon delivery of a conversion notice by the Holder, the Holder immediately owns the shares of Common Stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a) The Company shall default in the payment of principal or interest on this Note to the Holder by the Company as of the Maturity Date; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note under which this note was issued shall be false or misleading in any respect; or

(c) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d) The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (3) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

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(g) One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder with the exception of the current litigation that is already disclosed as reported on the Company's public filings; or

(h) The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than ten (10) consecutive days;

(i) The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within three (3) business days of its receipt of a Notice of Conversion (provided that a reasonable attorney opinion has been provided by Holder to the Company in which it deems it can reasonably rely); or

(j) The Company shall not be "current" in its filings with the Securities and Exchange Commission, and such shall not be cured within ten (10) business days; or

(k) The Company shall lose the "bid" price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within five (5) business days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(i) the penalty shall be $50 per day the shares are not issued beginning on the 5th day after the conversion notice was delivered to the Company. This penalty shall increase to $100 per day beginning on the 10th day. The penalty for a breach of Section 8(k) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(h), the outstanding principal due under this Note shall increase by 50%. Further, if a breach of Section 8(m) occurs or is continuing after the 6-month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period (after cure period) as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.001 per share. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by ten percent (10%).

9. At the Holder's election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice and documentary evidence indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows: Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of conversion shares)]. Such failure to deliver will be repayable in the Company's Common Stock.

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10. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

11. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported Form 10 type information indicating it is no longer a "shell issuer.

13. The Holder agrees that so long as this Note from the Holder and the Company remains outstanding, the Holder will not enter into or effect "short sales" of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of the Company. The Company acknowledges and agrees that upon delivery of a conversion notice by the Holder, the Holder immediately owns the shares of Common Stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

14. The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

15. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties hereto may be settled by binding arbitration pursuant. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

16. This Note shall be governed by and construed in accordance with the laws of Florida applicable to contracts made and wholly to be performed within the State of Florida and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of Florida. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized on the date referenced below.

ELITE DATA SERVICES, INC.

Date: May 18, 2016	By	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Elite Data Services, Inc. ("Shares") according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ________________________________________________________________

Applicable Conversion Price: _________________________________________________________

Signature: _______________________________________________________________________

                 [Print Name of Holder and Title of Signer]

Address: ________________________________________________________________________

                 ________________________________________________________________________

SSN or EIN: _____________________________

Shares are to be registered in the following name: __________________________________________

Name: __________________________________________________________________________

Address: ________________________________________________________________________

Tel:  ___________________________________

Fax: ___________________________________

SSN or EIN: _____________________________

Shares are to be sent or delivered to the following account: __________________________________

Account Name: ___________________________________________________________________

Address: ________________________________________________________________________

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EXHIBIT B

WARRANT NO.1

WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SHARES OF PREFERRED STOCK FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE SERIES B PREFERRED STOCK

EXERCISE PRICE: $0.001 PER SHARE

Warrant Certificate Number: W-BFCF-1

Number of Shares of Preferred Stock: Four Million (4,000,000) Shares

Date of Issuance: May 18, 2016

Expiration Date: May 18, 2019 at 5:00 PM, New York Time

ELITE DATA SERVICES, INC. (OTCBB:DEAC), a Florida corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BIRCH FIRST CAPITAL FUND LLC, a Delaware limited liability and/or assigns, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Preferred Stock (including any Warrants to Purchase Preferred and/or Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date, but not after 5:00 p.m., New York time, on May 18, 2019 (the "Expiration Date"), Four Million (4,000,000) fully paid nonassessable shares of Preferred Stock (as defined below) (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 13. This Warrant is issued pursuant to that certain First Amendment to the Settlement Agreement and Stipulation (the "Settlement Agreement") dated as of May 18, 2016 by and among the Company and the original Holder hereof.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise.Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day after the Issuance Date, in whole or in part, by delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant. The Holder shall be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the fifth (5th) Business Day following the date on which the Company has received the Exercise Notice, the Company shall transmit an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent ("Transfer Agent"). On or before the tenth (10th) Business Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date"), the Company shall issued in book position, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Preferred Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are delivered by book position confirmation evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section IV) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Preferred Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Preferred Stock to be issued shall be rounded down to the nearest whole number.

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(b) Exercise Price.For purposes of this Warrant, the ("Exercise Price") means $0.001 per share for the total amount of the Warrant Shares granted to Holder in this Warrant.

(c) Payment of Exercise Price. Within two (2) Trading Days of the date of the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or by wire transfer of immediately available funds. In lieu of such cash payment, the Holder may also exercise the Warrant by delivery to the Company a written note of an election to effect a cashless exercise for Warrant Shares in whole or in part, pursuant to this Section 1(c) (the "Cashless Exercise"). To the effect a Cashless Exercise, the Holder will surrender this Warrant for that number of shares of Preferred Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between (i) the then current Market Price of a share of the Preferred Stock on the date of exercise, and (ii) the Purchase Price, and the denominator of which shall be the then current Market Price per share of Preferred Stock. In the event that this Warrant is not exercised in full immediately prior to the end of the Exercise Period and at such time the then current Market Price of a share of Preferred Stock is greater than the Purchase Price, this Warrant shall be deemed automatically exercised as to the remaining Warrant Shares at such time by Cashless Exercise without the delivery of any written notice from the Holder.

(d) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

(e) Beneficial Ownership. The Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock underlying the Preferred Stock outstanding immediately after giving effect to such exercise. The Company shall be entitled to rely on Holder's exercise notice as an indication that Holder will not, pursuant to such exercise, exceed the Maximum Percentage. For purposes of the foregoing sentence, the aggregate number of shares of Preferred Stock beneficially owned by such Person and its affiliates shall include the number of shares of Preferred Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Preferred Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Preferred Stock, the Holder may rely on the number of outstanding shares of Preferred Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Preferred Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Preferred Stock then outstanding. In any case, the number of outstanding shares of Preferred Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Preferred Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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2. REPRESENTATIONS.

(a) By the Holder. The Holder represents and warrants to the Company as follows:

(i)

It is an "accredited investor" within the meaning of Rule 501 of the Securities Act. This Warrant is acquired for the Holder's own account for investment purposes and not with a view to any offering or distribution within the meaning of the Securities Act and any applicable state securities laws. The Holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Shares in violation of such laws; and

(ii)

The Holder has sufficient knowledge and expertise in financials and business matters as to be capable of evaluating the merits and risk of its investment in the Company. The Holder acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to make this investment. The Holder understands that this investment involves a high degree of risk and could result in a substantial or complete loss of its investment. The Holder is capable of bearing the economic risks of such investment.

(iii)	This Warrant has been authorized by all necessary corporate action of the Holder and constitutes a valid and legally binding obligation of the Holder, enforceable in accordance with its terms.

(iv)

The Holder acknowledges that the Company has indicated that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from registration requirements thereof, and that the Warrant Shares will bear a legend stating that such securities have not been registered under the Securities Act and may not be sold or transferred in the absence of such registration or an exemption from such registration.

(b) By the Company. The Company represents and warrants that:

(i)

It (A) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (B) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to consummate the transactions contemplated hereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(ii)

The execution, delivery and performance by the Company of this Warrant (A) has been duly authorized by all necessary corporate action, (B) does not and will not contravene the Company's charter or bylaws or any other organizational document and (C) does not and will not contravene any applicable law or any contractual restriction binding on or otherwise affecting the Company or any of its properties or result in a default under any agreement or instrument to which the Company is a party or by which the Company or its properties may be subject.

(iii)

This Warrant has been duly executed and delivered by the Company, and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity.

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(iv)

Assuming the accuracy of the representations made by the Holder in Section 2 hereof, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary in connection with the execution and delivery by the Company of this Warrant, the issuance by the Company of the Warrant Shares, the consummation of the transactions contemplated hereby, the performance of or compliance with the terms and conditions hereof, or to ensure the legality, validity, and enforceability hereof.

(v)	The Company has reserved solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Preferred Stock to provide for the exercise in full of this Warrant.

(vi)

Neitherthe Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration, or the filing of a prospectus qualifying the distribution, of this Warrant being issued hereby under the Securities Act or cause the issuance of this Warrant to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

1.

Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

2.

Authorization and Reservation of Shares. During the Exercise Period, the Company shall have duly authorized a sufficient number of shares of Preferred Stock, free from preemptive rights and from any other restrictions imposed by the Company without the consent of the Holder, to provide for the exercise in full of this Warrant. The Company shall at all times during the Exercise Period reserve and keep available out of such authorized but unissued shares of Preferred Stock such number of shares to provide for the exercise in full of this Warrant.

3.

Listing. In connection with the Holder's exercise of Registration Rights hereunder, the Company shall use its best efforts to promptly secure the listing of the shares of Common Stock underlying the Preferred Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Preferred Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing for so long as any other shares of Preferred Stock shall be so listed.

4.

Successors and Assigns. Except as expressly provided otherwise herein, this Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

5.

Blue Sky Laws.The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the Holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States; provided, however, that the Company shall not be required to qualify as a foreign corporation.

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6.

Rule 144 Reports. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act the Company agrees to use its best efforts to take all actions reasonably necessary to enable the Holder to sell the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

3. WARRANT HOLDER NOT DEEMED A STOCKHOLDER.

(a) Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Transfer of Warrant. This Warrant may be transferred only upon the written consent of the Company, which may be withheld in its sole discretion. No such consent shall be required upon the transfer of this Warrant under the laws of Descent. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(c) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant representing the right to purchase the Warrant Shares then underlying this Warrant.

(d) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Preferred Stock shall be given.

(e) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant, the Warrant Shares designated by the Holder which, when added to the number of shares of Preferred Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

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4. NOTICES.

Any notice, statement or demand authorized by this Warrant Agreement or made by the Warrant Agent or by the holder of any Warrant to or on the Corporation shall be both (1) emailed to the Company as set forth herein,and (2) delivered by hand or sent by registered or certified mail or overnight courier service addressed (until another address is filed in writing by the Corporation with the Warrant Agent) as follows:

Elite Data Services, Inc.

4447. N Central Expressway

Ste.110-135

Dallas,TX75205

Attn: Chief Operating Officer

corp@edscompanies.com

Any notice, statement, or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Corporation to or on the Warrant Agent shall be delivered by hand or sent be registered certified mail or overnight courier service, addressed (until another address is filed in writing by the Corporation with the Warrant Agent) as follows:

Birch First Capital Fund LLC

c/o Birch First Capital Management LLC

121 S. Orange Avenue, Ste. 1500

Orlando, FL 32801

Attn: Pier S. Bjorklund, Manager

admin@birchfirst.com

5. AMENDMENT AND WAIVER.Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

6. GOVERNING LAW.This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida.

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7. FORUM SELECTION CLAUSE. Any dispute arising under or in connection with the Warrant or related to the terms of this Agreement shall be subject to the exclusive jurisdiction of the state of Florida located in Orlando, Florida, and any dispute between the parties shall come within the jurisdiction of the court in Orange County, Florida.

8. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

9. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

10. REMEDIES, OTHER OBLIGATIONS, BREACHES, AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.

11. TRANSFER. This Warrant may not be offered for sale, sold, transferred or assigned without the written consent of the Company, which may be withheld in its sole discretion, and only in compliance with applicable Federal and State securities laws.

12. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register in addition to sending an email to the address set forth in Section 4 hereinabove or to such other email address as provided by the Company.

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13. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

"Bloomberg" means Bloomberg Financial Markets.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

"Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price, as the case may be, then the last bid price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

"Common Stock" means (i) the Company's shares of Common Stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

"Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., The American Stock Exchange or The NASDAQ Capital Market.

"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock and Preferred Stock (not including any shares of Common Stock of Preferred Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock of Preferred Stock (not including any shares of Common Stock of Preferred Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock and Preferred Stock, or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Preferred Stock.

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"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose Preferred stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

"Preferred Stock" means (i) the Company's shares of Series B Preferred Stock, par value $0.0001 per share, (ii) any share capital into which such Preferred Stock shall have been changed or any share capital resulting from a reclassification of such Preferred Stock, (ii) convertible into a certain number shares of Common Stock, other rights and provisions as set forth in the Company's Certificate of Designation of Series B Preferred Stock, attached hereto as Exhibit B.

"Principal Market" means The OTC Bulletin Board.

"Registration Statement" means a registration statement on Form S-1, Form S-3, or such other eligible registration form as determined in the sole discretion of the Company, which registers the resale of the Warrant Shares pursuant to Rule 415 promulgated under the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended.

"Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

"Trading Day" means any day on which the Common Stock underlying the Preferred Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Preferred Stock, then on the principal securities exchange or securities market on which the Preferred Stock are then traded; provided that "Trading Day" shall not include any day on which the Preferred Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Preferred Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 5:00 p.m., New York time).

[Signature Page to Follow]

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INWITNESS WHEREOF, the Company has caused this Warrant to Purchase Preferred Stock to be duly executed as of the Issuance Date set out above.

ELITE DATA SERVICES, INC. A Florida Corporation

By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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EXHIBITA

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ELITE DATA SERVICES, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Elite Data Services Inc., a Florida corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Payment of Exercise Price. The holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

2. Delivery of Warrant Shares. The Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

3. Confirmation. Please send confirmation of receipt of this Exercise Notice to the following facsimile number: ______________________ or email address: ____________________.

Date: _________ __, ______

_____________________________

            Name of Registered Holder

By: __________________________

Name: ________________________

Title: _________________________

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EXHIBIT B

CERTIFICATE OF DESIGNATION OF SERIES B PREFERRED STOCK

See Attached.

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EXHIBIT C

AMENDED AND RESTATED REDEEMABLE NOTE NO. 2

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

US $300,000.00

ELITE DATA SERVICES, INC.

AMENDED AND RESTATED CONVERTIBLE REDEEMABLE NOTE NO. 2

FOR VALUE RECEIVED, ELITE DATA SERVICES, INC. (the "Company") promises to pay to the order of BIRCH FIRST ADVISORS LLC, a Delaware limited liability company and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of THREE HUNDRED THOUSAND DOLLARS (U.S. $300,000.00) on July 23, 2017 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of ten percent (10%) per annum commencing on July 23, 2015 (the "Effective Date"), the original date of issuance of the Original New Note, pursuant to the terms of the Original Settlement Agreement dated on or about July 23, 2015 and the First Amendment to the Original Agreement dated even date herewith between Company and Holder, of which this Note is made apart. The Company will pay interest payment and the outstanding principal due upon this Note at the sixth month anniversary and continuing until the Maturity Date. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 3(f) herein.

This Note is subject to the following additional provisions:

1. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

2. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act"), and applicable state securities laws. Holder shall provide the Company with 3-day written notice of the Note's transfer and shall presume that any attempted transfer to a party is deemed qualified by the Holder. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 3(a) hereof, in addition to the requirements set forth in Section 3(b) and 3(c), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

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3. Note Conversions; Interest Payments; Prepayments, Transfers, Etc.

(a) The Holder of this Note is entitled, at its option, beginning on the 181th day after Effective Date, at any time, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") at a price ("Conversion Price") for each share of Common Stock equal to the lesser of $0.01 per share or a discount of fifty-eight percent (58%) of the lowest trading price of the Common Stock as reported on the OTCQB marketplace which the Company's shares are traded or any market upon which the Common Stock may be traded in the future ("Exchange"), for the ten (10) prior trading days including the day upon which a Notice of Conversion is received by the Company and its transfer agent (provided such Notice of Conversion is delivered by electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price) beginning on the 181th day after Effective Date.

(b) If the shares have not been delivered within three (3) business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the transfer agent of the Company delivering the shares of Common Stock to the Holder within three (3) business days of receipt by the Company of the Notice of Conversion. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company's Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this decrease.

(c) At any time or times on or after the Maturity Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock in accordance with the stated Conversion Price. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the following, the Holder shall not be limited to aggregate conversions of 4.99% ("Conversion Limitation 1"). The Holder shall have the authority to determine whether the restriction contained in this Section 3(c) will limit any conversion hereunder. The Holder may waive the conversion limitation described in this Section 3(c), in whole or in part, upon and effective after 61-days prior written notice to the Company to increase such percentage to up to 9.99% ("Conversion Limitation 2").

(d) The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share except in the event that rounding up would violate the conversion limitation set forth in section 3(c) above.

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(e) If the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common Share Price") shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Share Common Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be reduced to the lower of: (i) the Conversion Price; or (ii) a twenty-five percent (25%) discount to the lowest Aggregate Per Common Share Price (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this Section 6 upon the issuance of any Convertible Security which is outstanding on the day immediately preceding the Issuance Date. No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

(f) Interest on any unpaid principal balance of this Note shall be paid at the rate of ten percent (10%) per annum with the first payment being made on the sixth-month anniversary of this Note. Interest shall be paid by the Company in Common Stock ("Interest Shares"). Holder may, at any time after six months, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 3(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(g) The Notes may be prepaid, in whole or in part, with the following penalties: (i) if the note is prepaid within 90 days of the issuance date, then at 120% of the face amount plus any accrued interest; (ii) if the note is prepaid within 91 days after the issuance date but less than 150 days after the issuance date, then at 130% of the face amount plus any accrued interest; (iii) if the note is prepaid within 150 days after the issuance date but less than 180 days after the issuance date, then at 140% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day without written permission from Holder. Such redemption must be closed and funded within three (3) days of giving notice of redemption of the right to redeem shall be null and void.

(h) Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

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(i) In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

4. The Holder agrees that so long as this Note from the Holder and the Company remains outstanding, the Holder will not enter into or effect "short sales" of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of the Company. The Company acknowledges and agrees that upon delivery of a conversion notice by the Holder, the Holder immediately owns the shares of Common Stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a) The Company shall default in the payment of principal or interest on this Note to the Holder by the Company as of the Maturity Date; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note under which this note was issued shall be false or misleading in any respect; or

(c) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d) The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (3) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

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(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g) One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder with the exception of the current litigation that is already disclosed as reported on the Company's public filings; or

(h) The Company shall have its Common Stock delisted from a market (including the OTCQB marketplace) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than ten (10) consecutive days;

(i) The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within three (3) business days of its receipt of a Notice of Conversion (provided that a reasonable attorney opinion has been provided by Holder to the Company in which it deems it can reasonably rely); or

(j) The Company shall not be "current" in its filings with the Securities and Exchange Commission, and such shall not be cured within ten (10) business days; or

(k) The Company shall lose the "bid" price for its stock and a market (including the OTCBB marketplace or other exchange)

Then, or at any time thereafter, unless cured within five (5) business days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(i) the penalty shall be $250 per day the shares are not issued beginning on the 5th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section 8(k) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of Section 8(h), the outstanding principal due under this Note shall increase by 50%. Further, if a breach of Section 8(m) occurs or is continuing after the 6-month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period (after cure period) as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50% the Holder may elect to convert future conversions at $0.001 per share. If this Note is not paid at maturity, the outstanding principal due under this Note shall increase by ten percent (10%).

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9. At the Holder's election, if the Company fails for any reason to deliver to the Holder the conversion shares by the by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice and documentary evidence indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows: Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of conversion shares)]. Such failure to deliver will be repayable in the Company's Common Stock.

10. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

11. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

12. The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported Form 10 type information indicating it is no longer a "shell issuer.

13. The Holder agrees that so long as this Note from the Holder and the Company remains outstanding, the Holder will not enter into or effect "short sales" of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of the Company. The Company acknowledges and agrees that upon delivery of a conversion notice by the Holder, the Holder immediately owns the shares of Common Stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

14. The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

15. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties hereto may be settled by binding arbitration pursuant. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

16. This Note shall be governed by and construed in accordance with the laws of Florida applicable to contracts made and wholly to be performed within the State of Florida and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of Florida. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized on the date referenced below.

ELITE DATA SERVICES, INC.

Date: May 18, 2016	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Elite Data Services, Inc. ("Shares") according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ________________________________________________________________

Applicable Conversion Price: _________________________________________________________

Signature: _______________________________________________________________________

                  [Print Name of Holder and Title of Signer]

Address: ________________________________________________________________________

                 ________________________________________________________________________

SSN or EIN: _____________________________

Shares are to be registered in the following name: __________________________________________

Name: __________________________________________________________________________

Address: ________________________________________________________________________

Tel: ___________________________________

Fax: ___________________________________

SSN or EIN: _____________________________

Shares are to be sent or delivered to the following account:

Account Name: ___________________________________________________________________

Address: ________________________________________________________________________

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EXHIBIT D

AMENDED AND RESTATED CONSULTING AGREEMENT

THIS AMENDED AND RESTATED CONSULTING AGREEMENT (the "Agreement") is made and entered into as of this 18th day of May 2016 ("Effective Date") by and between ELITE DATA SERVICE INC. f/k/a Dynamic Energy Alliance Corporation (OTCBB:DEAC), a Florida Corporation (the "Company") and BIRCH FIRST ADVISORS, LLC, a Delaware limited liability company and/or assigns (the "Consultant").

RECITALS

WHEREAS, Consultant has substantial business consulting experience and skills;

WHEREAS, Company and Consultant executed that certain Consulting Agreement dated on or about July 23, 2015 (the "Original Consulting Agreement"), pursuant to the terms and conditions of that certain Settlement Agreement (the "Original Settlement Agreement") dated even date, between Company and Consultant; and

WHEREAS, Company and Consultant desire to amend and restate certain terms of Original Consulting Agreement, pursuant to the First Amendment to the Original Settlement Agreement (the "First Amendment"), dated even date, in which the Company has agreed to engage the consulting services of Consultant under the amended and restated terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1. CONSULTING AND ADVISORY SERVICES; NATURE OF SERVICES. Attached hereto as Exhibit A, and incorporated herein by this reference, is a description of the services to be provided by the Consultant hereunder (the "Consulting Services"). Consultant hereby agrees to utilize its best efforts in performing the Consulting Services. Consultant shall not make any representations to any third party other than those expressly set forth in documents provided by the Company and shall have no power or authority to act for the Company except as expressly set forth herein.

2. TERM OF AGREEMENT. This Agreement shall be in full force and effect commencing on the date of execution of this Agreement and shall continue thereafter for twenty-four (24) calendar months ("Initial Term"). This Agreement may be renewed for one successive twelve (12) calendar month term if mutually agreed to in writing by both Company and Consultant at least thirty (30) days prior to the end of the then term. This Agreement shall conclude at the close of business on the same date twenty-four (24) calendar months after the execution of this Agreement or then term, whichever is applicable ("Termination Date").

3. TERMINATION. Notwithstanding herein to the contrary, the Company shall have the right to terminate this Agreement solely for Cause as defined herein at any time upon sixty (60) days written notice to the Consultant. Consultant shall have the right to terminate this Agreement if Company fails to comply with any of the material terms of this Agreement, including without limitation its responsibilities for payment of fees as set forth in this Agreement. Either party hereto shall have the right to terminate this Agreement without notice in the event of the death, winding-up or dissolution, bankruptcy, insolvency, or assignment for the benefit of creditors of the other party.

For purposes of this Agreement, "Cause" shall be limited to any one or more of the following: (i) Consultant fails to perform the services that Consultant is required to perform under the terms of this Agreement, after written demand by Company for immediate performance of such services, provided that Company first gives Consultant written notice of Consultant's failure to perform the services, and a thirty (30) day period to cure such breach; (ii) Consultant breaches any of Consultant's representations, warranties or covenants herein; and/or (iii) Consultant commits any act of material fraud, dishonesty, or misappropriation relating to or involving the Company.

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4. INDEPENDENT CONSULTANT. Both Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of its duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, member, shareholder, joint venturer, agent, director, officer or employee of Company, unless otherwise agreed to by the parties and in a separate written agreement.

5. TIME DEVOTED BY CONSULTANT. It is anticipated that the Consultant shall spend as much time as deemed necessary by the Consultant in its sole discretion, in order to perform the obligations of Consultant hereunder. The Company understands that this amount of time may vary from day-to-day and that the Consultant will perform Consulting Services for other clients and/or companies at the same time, and that Consultant is not making a full time commitment to render the consulting services specified.

6. PLACE WHERE AND HOW SERVICES WILL BE PERFORMED. The Consultant will perform most services at Consultant's offices. In addition, the Consultant will perform services on the telephone, facsimile and/or computer and at such other place(s) as necessary to perform these services in accordance with this Agreement. Consultant shall set its own hours and shall utilize such personnel, workspace and services as Consultant deems in its sole discretion to be appropriate in performing such consulting services.

7. COMPENSATION TO CONSULTANT. The Consultant's compensation for the Consulting Services shall be more fully described in the Terms of Compensation, set forth in Schedule I, attached hereto and incorporated herein by this reference.

8. CONSULTANT REPRESENTATIONS AND WARRANTIES. Consultant represents and warrants to Company for the purpose of inducing Company to enter into and consummate this Agreement as follows:

8.1 Consultant is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Consultant has full power and authority to execute, deliver and perform this Agreement and the Consulting Services.

8.2 The execution and delivery by the Consultant of this Agreement has been duly and validly authorized by all requisite actions by the Consultant. No license, consent, authorization or approval of, or notice to, any person, entity or governmental or regulatory authority is required for the Consultant's execution and delivery of this Agreement or its performance of the Consulting Services.

8.3 This Agreement has been duly executed and delivered by the Consultant. This Agreement is the legal, valid and binding obligation of the Consultant enforceable against the Consultant in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

8.4 Consultant acknowledges that during the performance of its duties and obligations pursuant to this Agreement, Consultant may receive, learn or otherwise become aware of information regarding the Company including without limitation its business methods, strategies, policies, procedures, techniques, research, historical or projected financial information, budgets, trade secrets, or any other confidential information of or relating to or dealing with the business operations, activities or strategies of the Company ("Confidential Information"). Consultant shall not use, disclose or communicate any of Confidential Information other than for the purpose of fulfilling Consultant's duties and obligations under this Agreement. Confidential Information shall not include information (i) known to or owned by Consultant prior to the date of this Agreement, (ii) developed by Consultant independent of the Company, (iii) that was at the time of disclosure to Consultant or thereafter became public acknowledge through no fault or omission of Consultant; or, (iv) was lawfully obtained by Consultant from a third party under no obligation of confidentiality to the Company. This provision shall survive any termination or expiration of this Agreement.

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9. COMPANY'S REPRESENTATIONS AND WARRANTIES. Company represents and warrants to Consultant for the purpose of inducing Consultant to enter into and consummate this Agreement as follows:

9.1 Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Company has full power and authority to execute, deliver and perform this Agreement.

9.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite actions by the Company. No license, consent, authorization or approval of, or notice to, any person, entity or governmental or regulatory authority is required for the Company's execution and delivery of this Agreement.

9.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

9.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default under (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and Bylaws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

9.5 No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to Consultant pursuant hereto, or in connection with the services contemplated hereby, to the knowledge of the Company, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no fact which the Company has not disclosed to Consultant, in writing, which materially adversely affects, nor, so far as the Company can now foresee, may materially adversely affect the business, operations, prospects, properties, assets, profits or financial condition of the Company.

10. INDEMNIFICATION. The Company hereby agrees to indemnify and hold Consultant harmless from any and all claims and liabilities incurred by Consultant as a result of Consultant's providing of the consulting services to be provided hereunder, including specifically, but not by way of limitation, any claims or liabilities arising out of or which are based upon (i) any material misstatement or omission contained in any materials or offering documents utilized by the Company, or (ii) any intentional actions by the Company, direct or indirect, in violation of any applicable federal or state securities laws or regulations. Furthermore, the Company agrees to reimburse Consultant for any legal or other expenses incurred by Consultant in connection with investigating or defending any such action, proceeding, investigation, or claim specified above. The indemnity obligations of the Company under this paragraph shall extend to the shareholders, directors, officers, employees, agents, attorneys and control persons of the Company. The indemnity obligations of the Company under this Section 9 shall continue and be binding upon the Company and shall inure to the benefit of any successors, assigns, heirs, and personal representatives of, the Consultant, despite the termination of this Agreement.

11. OTHER AGREEMENTS. Consultant hereby represents and warrants that it is not bound by the terms of any agreement to refrain it from using or disclosing any trade secret or confidential or proprietary information that would impede its services to the Company or to refrain from competing, directly or indirectly, with a business of the same nature as Company. The Consultant will exercise its best efforts and use its best skills in performing its obligations under this Agreement, except to the extent it may be prohibited by prior agreements, all of which agreements have been disclosed to Company, and Consultant has provided true and correct copies of same to the Company prior to the execution of this Agreement. The Consultant represents that its performance of all the terms of this Agreement and as Consultant of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Consultant in confidence or in trust prior to its service to the Company.

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12. MISCELLANEOUS.

12.1 Notices. All written notices, demands, or requests of any kind, which either party may be required to or have any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or date of facsimile transmission, or date of delivery of registered or certified mail. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	Elite Data Services Inc. 4447 N. Central Expressway, Suite 110-135 Dallas, Texas 75205 Attn: Chief Executive Officer Ph. (972) 885-3981 Email: corp@edscompanies.com

If to the Consultant:	BIRCH FIRST ADVISORS, LLC 121 S. Orange Avenue, Suite 1500 Orlando, Florida 32801 Attn: Pier S. Bjorklund Ph. (561) 228 - 4107 Email: pbjorklund@birchfirst.com

12.2 Entire Agreement. This Agreement, including any Exhibits or Schedules attached hereto, represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all such prior agreements, including but not limited to, any correspondence, memoranda, or agreements, whether written or oral, originating before the date of this Agreement between such parties relating to such subject matter unless otherwise specifically stated.

12.3 Separate Agreements. The parties to this Agreement agree to execute separate agreements as mutually deemed necessary by them for services being provided by Consultant in this Agreement or additional services to be provided by Consultant and/or an affiliate of Consultant from time to time.

12.4 Company and Affiliates. Terms "Consultant" and "Company" as used in this Agreement will be deemed to include any affiliate of the Consultant or Company, respectively, now or during the term of this Agreement. An affiliate is defined as a person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with a person or entity.

12.5 Acknowledgement. The representative executing this Agreement on behalf of the Consultant certifies and acknowledges that he or she has carefully read all of the provisions of this Agreement and that he or she understands and will fully and faithfully comply with its provisions.

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12.6 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in a writing specifically referencing this Agreement and signed by the party against whom enforcement is sought.

12.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and no assignment shall be allowed without first obtaining the written consent of the non-assigning party.

12.8 Waiver. No waiver by a party of any provision of this Agreement shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision. The exercise by a party of any remedy provided in this Agreement or at law shall not prevent the exercise by that party of any other remedy provided in this Agreement or at law.

12.9 Captions. The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.

12.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. In any legal action involving this Agreement or the parties' relationship, the parties agree that the exclusive venue for any lawsuit arising therefrom shall be in a competent court located in Orange County, Florida.

12.11 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Consultant are personal and shall not be assigned.

12.12 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

12.13 Arbitration. In the event of an unresolved breach of this Agreement, the parties agree to submit to binding arbitration regarding all other disputes and/or controversies that may arise out of or in connection with this Agreement. Arbitration shall be conducted in Orange County, Florida in accordance with the rules of the American Arbitration Association ("AAA"). The AAA shall choose a single neutral arbitrator with at least ten (10) years experience in business law. The decision of the arbitrator shall be final and binding on both parties, who hereby agree to comply therewith. The arbitrator shall not have jurisdiction to decide whether injunctive or other equitable relief should be granted to either party. In every case where the arbitrator decides that this Agreement has been properly fulfilled by a party, all costs and fees, including reasonable attorneys' fees, incurred during or necessitated by the arbitration proceedings shall be paid by the other party. The prevailing party shall be entitled to reasonable arbitration fees.

12.14 Force Majeure. Neither the Company nor the Consultant shall be liable to the other for any delay or failure or any other default in performance of this Agreement due to extraordinary events, circumstances or occurrence beyond the control of the Company or Consultant, as applicable, such as acts of nature (flooding, earthquake, volcano, hurricanes, etc.), terrorist activity, war or armed conflict, strike, riot, crime or any other similar cause which would adversely affect, directly or indirectly, the Company or the performance of the services contemplated between Consultant and Company under this Agreement.

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12.15 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under control with, the Company.

12.16 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

12.17 Headings. Titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or any provision hereof. No provision in this Agreement is to be interpreted for or against either party because that party or his legal representative drafted such provision.

12.18 Counterparts; Facsimile Signatures. This Agreement may be executed simul-taneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

12.19 Effective Date. This Agreement is effective as of the date of the Effective Date specified above.

[Signatures to follow on next page]

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IN WITNESS WHEREOF, the parties hereto have placed their signatures hereon on the day and year first above written.

COMPANY Elite Data Services Inc. f/k/a Dynamic Energy Alliance Corporation a Florida Corporation

By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

And,

CONSULTANT BIRCH FIRST ADVISORS, LLC a Delaware limited liability company

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund,
Managing Director

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EXHIBIT A

DESCRIPTION OF CONSULTING SERVICES

The scope of Consulting Services to be provided by Consultant shall be as described hereunder and performed upon written request by the Company, but at times, at places, and utilizing methods, people and services selected solely by Consultant in its discretion, subject to reasonable objection by Company, in connection with its performance of such consulting services:

1. Site visits to the Company's offices to collect relevant data, conduct due diligence interviews and consultations and participate in administrative, managerial, financial, executive, board and/or shareholder meetings;

2. Review with, and advise the Company's management as to, the Company's capital needs, financing options, estimated use of proceeds, proposed capital structure, and adjustments to capital structure;

3. Review with, and advise the Company's management with respect to, any proposed corporate transactions, merger and acquisitions, sales contracts, and/or lines of credit and institutional loans;

4. Review with, and advise the Company's management with respect to, the Company's business strategies and new corporate development opportunities in an advisory capacity;

5. Review and assist the Company's management in the preparation of business plans, marketing plans, execution plans, financial projections and cash projections going forward;

6. Review and assist the Company's management in the preparation of documentation relating to Form 8-K, 10-Q, 10-K and/or S-1 registration filings, board resolutions, annual reports, press releases and shareholder relations;

7. Assist the Company's management in general strategy consultation and new business development, acquisitions, corporate restructuring, and advise the Company on other ad-hoc matters as appropriate, including, but not limited to, assisting with public company requirements and SEC compliance;

8. Assist the Company in identifying potential financings (debt or equity) by means of a commercial loan and/or other sources, for such capital ("Arrangement"); or, through a merger, reverse merger, share exchange, asset purchase, asset sale; or, otherwise ("Acquisition") for the Company; and/or

9. Assist the Company in identifying potential partners, joint ventures, licensing arrangements and/or otherwise.

10. Review and assist Company in drafting certain agreements or contracts as may be requested by the Company from time to time;

11. Assist Company in handling creditor negotiations, drafting applicable contract amendments, modifications, and/or debt settlements, including, but not limited, structure payment plans and other relevant options;

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12. Assist corporate counsel on outstanding lawsuits and other applicable situations in which a representative of the Company needs to assist;

In connection with rendering the above consulting services, Consultant shall do no more then identify, and if asked to by the Company, make introductions to, potential business partners for the Company. Consultant shall not engage in negotiations, or participate with the Company in negotiations for investor capital, and Consultant shall in no manner undertake any action which might be construed as the participation in any offer or sales of a security, or might be construed as the rendering of advice in connection with any decision to invest in a security, or might be construed as acting as a broker or dealer or investment adviser under applicable State or Federal Securities Laws. Additionally, Consultants' review of any agreements, contractors or securities filings is not to be construed as the providing of legal advice to the Company, and no action taken by Consultant should be construed as being an action that would otherwise be one taken by a lawyer, certified public accountant or registered broker-dealer.

SCHEDULE I

TERMS OF COMPENSATION

Pursuant to the Consulting Services to be rendered by the Consultant as set forth in Exhibit A herein in this Agreement, Consultant shall be entitled to receive compensation as follows:

1. COMPENSATION. As compensation for the services rendered pursuant to this Agreement, the Company shall pay the Consultant during the Initial Term a total sum of Two Hundred Forty Thousand and No/100 Dollars (USD $240,000.00), due and payable in equal monthly payments of Ten Thousand Dollars (USD $10,000.00), to be paid on the 1st business day of each month, starting on the date of execution of this Agreement. In the event one or more payments to the Consultant is not made within thirty (30) business days of the due date, then Consultant may elect in writing to require the Company to make such payment in the form of shares of restricted common stock of the Company, pursuant to the terms and conditions of the Company's Stock Option Plan then in effect. Any and all payments due and payable to Consultant in the form of cash and/or stock compensation as set forth hereinabove shall be paid to Birch First Advisors, LLC and/or assigns. Notwithstanding the forgoing, Consultant shall also be entitled to any and all payments set forth in the Amended and Restated Redeemable Note No.2. pursuant to the terms of the First Amendment to the Original Settlement Agreement, dated even date herewith.

2. STOCK PURCHASE WARRANT. Upon execution of this Agreement by each of the parties hereto, Company shall grant to the Contractor a warrant to purchase a certain number of shares of common stock of the Company on the terms and condition set forth in an executed warrant agreement substantially in the form attached hereto as Exhibit E.

3. EXPENSE REIMBURSEMENT. Company shall reimburse the Consultant for all pre-approved reasonable travel, entertainment, and other expenses, including but not limited to, third-party services, incurred or paid by the Consultant in connection with, or related to, the performance of its duties, responsibilities or services under this Agreement, upon presentation by the Consultant of documentation, expense statements, vouchers, and such other supporting information as the Company may request, or as may be consistent with standard Company practices. Consultant shall obtain prior written approval from Company before incurring any individual expenses exceeding $500.00. Consultant shall submit on or before the 10th day of each month expense reimbursement reports for expenses incurred by Consultant for the preceding month. Company shall reimburse Consultant within twenty (20) business days of receipt of such expense reimbursement reports by the Company each month.

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EXHIBIT E

WARRANT NO. 2

WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

EXERCISE PRICE: $0.001 PER SHARE

Warrant Certificate Number: W-BFA-1

Number of Shares of Common Stock: Twenty-Four Million (24,000,000) Shares

Date of Issuance: May 18, 2016

Expiration Date: May 18, 2019 at 5:00 PM, New York Time

ELITE DATA SERVICES, INC. (OTCBB:DEAC), a Florida corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BIRCH FIRST ADVISORS LLC, a Delaware limited liability and/or assigns, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date, but not after 5:00 p.m., New York time, on May 18, 2019 (the "Expiration Date"), Twenty-Four Million (24,000,000) fully paid nonassessable shares of Common Stock (as defined below) (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 13. This Warrant is issued pursuant to that certain First Amendment to the Settlement Agreement and Stipulation (the "Settlement Agreement") dated as of May 18, 2016 by and among the Company and the original Holder hereof.

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1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise.Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the first month anniversary date after the Issuance Date, in whole or in part, subject to a vesting period equal to One Million (1,000,000) shares per month for each month the Advisory Agreement dated May 18, 2016 remains in effect with the Holder (if the Advisory Agreement is terminated early, the Holder shall be entitled to only the number of shares vested as of such termination date, and otherwise forfeit the remaining number of shares not vested), by delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant. The Holder shall be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the fifth (5th) Business Day following the date on which the Company has received the Exercise Notice, the Company shall transmit an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer Agent ("Transfer Agent"). On or before the tenth (10th) Business Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date"), the Company shall issue in book position, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section IV) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded down to the nearest whole number.

(b) Exercise Price. For purposes of this Warrant, the ("Exercise Price") means $0.001 per share for the total amount of the Warrant Shares granted to Holder in this Warrant.

(c) Payment of Exercise Price. Within two (2) Trading Days of the date of the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or by wire transfer of immediately available funds. In lieu of such cash payment, the Holder may also exercise the Warrant by delivery to the Company a written note of an election to effect a cashless exercise for Warrant Shares in whole or in part, pursuant to this Section 1(c) (the "Cashless Exercise"). To the effect a Cashless Exercise, the Holder will surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between (i) the then current Market Price of a share of the Common Stock on the date of exercise, and (ii) the Purchase Price, and the denominator of which shall be the then current Market Price per share of Common Stock. In the event that this Warrant is not exercised in full immediately prior to the end of the Exercise Period and at such time the then current Market Price of a share of Common Stock is greater than the Purchase Price, this Warrant shall be deemed automatically exercised as to the remaining Warrant Shares at such time by Cashless Exercise without the delivery of any written notice from the Holder.

(d) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

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(e) Beneficial Ownership. The Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise. The Company shall be entitled to rely on Holder's exercise notice as an indication that Holder will not, pursuant to such exercise, exceed the Maximum Percentage. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2. REPRESENTATIONS.

(a)	By the Holder. The Holder represents and warrants to the Company as follows:

(i)

It is an "accredited investor" within the meaning of Rule 501 of the Securities Act. This Warrant is acquired for the Holder's own account for investment purposes and not with a view to any offering or distribution within the meaning of the Securities Act and any applicable state securities laws. The Holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Shares in violation of such laws; and

(ii)

The Holder has sufficient knowledge and expertise in financials and business matters as to be capable of evaluating the merits and risk of its investment in the Company. The Holder acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to make this investment. The Holder understands that this investment involves a high degree of risk and could result in a substantial or complete loss of its investment. The Holder is capable of bearing the economic risks of such investment.

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(iii)	This Warrant has been authorized by all necessary corporate action of the Holder and constitutes a valid and legally binding obligation of the Holder, enforceable in accordance with its terms.

(vi)

The Holder acknowledges that the Company has indicated that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from registration requirements thereof, and that the Warrant Shares will bear a legend stating that such securities have not been registered under the Securities Act and may not be sold or transferred in the absence of such registration or an exemption from such registration.

(b)	By the Company. The Company represents and warrants that:

(i)

It (A) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (B) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to consummate the transactions contemplated hereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(ii)

The execution, delivery and performance by the Company of this Warrant (A) has been duly authorized by all necessary corporate action, (B) does not and will not contravene the Company's charter or bylaws or any other organizational document and (C) does not and will not contravene any applicable law or any contractual restriction binding on or otherwise affecting the Company or any of its properties or result in a default under any agreement or instrument to which the Company is a party or by which the Company or its properties may be subject.

(iii)

This Warrant has been duly executed and delivered by the Company, and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity.

(iv)

Assuming the accuracy of the representations made by the Holder in Section 2 hereof, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary in connection with the execution and delivery by the Company of this Warrant, the issuance by the Company of the Warrant Shares, the consummation of the transactions contemplated hereby, the performance of or compliance with the terms and conditions hereof, or to ensure the legality, validity, and enforceability hereof.

(v)	The Company has reserved solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock to provide for the exercise in full of this Warrant.

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(vi)

Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration, or the filing of a prospectus qualifying the distribution, of this Warrant being issued hereby under the Securities Act or cause the issuance of this Warrant to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

7.

Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

8.

Authorization and Reservation of Shares.During the Exercise Period, the Company shall have duly authorized a sufficient number of shares of Common Stock, free from preemptive rights and from any other restrictions imposed by the Company without the consent of the Holder, to provide for the exercise in full of this Warrant. The Company shall at all times during the Exercise Period reserve and keep available out of such authorized but unissued shares of Common Stock such number of shares to provide for the exercise in full of this Warrant.

9.

Listing. In connection with the Holder's exercise of Registration Rights hereunder, the Company shall use its best efforts to promptly secure the listing of the shares of Common Stock underlying Preferred Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing for so long as any other shares of Common Stock shall be so listed.

10.

Successors and Assigns. Except as expressly provided otherwise herein, this Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

11.

Blue Sky Laws.The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the Holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States; provided, however, that the Company shall not be required to qualify as a foreign corporation.

12.

Rule 144 Reports. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act the Company agrees to use its best efforts to take all actions reasonably necessary to enable the Holder to sell the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

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3. WARRANT HOLDER NOT DEEMED A STOCKHOLDER.

(a) Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Transfer of Warrant. This Warrant may be transferred only upon the written consent of the Company, which may be withheld in its sole discretion. No such consent shall be required upon the transfer of this Warrant under the laws of Descent. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant, registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(c) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant representing the right to purchase the Warrant Shares then underlying this Warrant.

(d) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(e) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant, the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

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4. NOTICES.

Any notice, statement or demand authorized by this Warrant Agreement or made by the Warrant Agent or by the holder of any Warrant to or on the Corporation shall be both 1) emailed to emailed to the Company as set forth herein, and 2) delivered by hand or sent by registered or certified mail or overnight courier service addressed (until another address is filed in writing by the Corporation with the Warrant Agent) as follows:

Elite Data Services, Inc.

Attn: Board of Directors

4447. N Central Expressway

Ste.110-135

Dallas, TX 75205

Any notice, statement, or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Corporation to or on the Warrant Agent shall be delivered by hand or sent be registered certified mail or overnight courier service, addressed (until another address is filed in writing by the Corporation with the Warrant Agent) as follows:

Birch First Advisors LLC

Attn: Pier S. Bjorklund, Manager

121 S. Orange Avenue, Ste. 1500

Orlando, FL 32801

5. AMENDMENT AND WAIVER.Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

6. GOVERNING LAW.This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida.

7. FORUM SELECTION CLAUSE. Any dispute arising under or in connection with the Warrant or related to the terms of this Agreement shall be subject to the exclusive jurisdiction of the state of Florida located in Orlando, Florida, and any dispute between the parties shall come within the jurisdiction of the court in Orange County, Florida.

8. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

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9. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

10. REMEDIES, OTHER OBLIGATIONS, BREACHES, AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.

11. TRANSFER. This Warrant may not be offered for sale, sold, transferred or assigned without the written consent of the Company, which may be withheld in its sole discretion, and only in compliance with applicable Federal and State securities laws.

12. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register in addition to sending an email to to the address set forth in Section 4 hereinabove or to such other email address as provided by the Company.

13. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

"Bloomberg" means Bloomberg Financial Markets.

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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"Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price, as the case may be, then the last bid price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

"Common Stock" means (i) the Company's shares of Common Stock, par value $0.0001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

"Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., The American Stock Exchange or The NASDAQ Capital Market.

"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock and Preferred Stock (not including any shares of Common Stock and Preferred Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock and Preferred Stock (not including any shares of Common Stock and Preferred Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock and Preferred Stock, or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

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"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

"Principal Market" means The OTC Bulletin Board.

"Registration Statement" means a registration statement on Form S-1, Form S-3, or such other eligible registration form as determined in the sole discretion of the Company, which registers the resale of the Warrant Shares pursuant to Rule 415 promulgated under the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended.

"Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

"Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that "Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 5:00 p.m., New York time).

[Signature Page to Follow]

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INWITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ELITE DATA SERVICES, INC. A Florida Corporation

By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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EXHIBITA

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ELITE DATA SERVICES, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Elite Data Services Inc., a Florida corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Payment of Exercise Price. The holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

2. Delivery of Warrant Shares. The Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

3. Confirmation. Please send confirmation of receipt of this Exercise Notice to the following facsimile number: ______________________ or email address: ____________________.

Date: ____________ __, ______

_____________________________

            Name of Registered Holder

By: __________________________

Name: ________________________

Title: _________________________

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EXHIBIT F

ASSIGNMENT OF

AMENDED AND RESTATED CONVERTIBLE REDEEMABLE NOTE NO. 2

THIS ASSIGNMENT made this 18th day of May 2016, by and between BIRCH FIRST ADVISORS LLC., a Delaware limited liability company("Assignor"), and BIRCH FIRST CAPITAL FUND LLC.,a Delaware limited liability company ("Assignee"):

ARTICLE I

ASSIGNMENT OF CONVERTIBLE REDEEMABLE NOTE

Pursuant to Section 5 of the executed First Amendment to the Settlement Agreement (the "First Amendment") dated May 18, 2016 by and between ELITE DATA SERVICES INC. (OTC:DEAC) (the "Issuer") and Assignor and Assignee, jointly and severally, and other good and valuable consideration in hand paid by the Assignee to the Assignor, receipt of which is hereby acknowledged, Assignor hereby assigns to the Assignee all of its right, title and interest in and to that certain Amended and Restated Convertible Redeemable Note No.2 (the "Note No.2") entered into on May 18, 2016 by and between the Issuer (also referred to as the "Maker"), and Assignor (also referred to as the "Holder"), in the original principal amount of Three Hundred Thousand Dollars (USD $300,000). The Note No.2 issued to Assignor has not been repaid and consists of the original principal amount plus accrued and unpaid interest.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR

Assignor hereby represents and warrants in all material respects to Assignee, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Section 2.1 Authority; Due Authorization

The Assignor has the full right, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Assignor of this Agreement, the performance by the Assignor of its obligations hereunder and thereunder, including the delivery of the Closing Deliverables, have been duly and validly authorized by all necessary action in respect thereof. No other proceedings on the part of the Assignor are necessary to authorize the execution and delivery of this Agreement and the performance by the Assignor of its obligations hereunder or thereunder. This Agreement has been, or, when executed will be, duly executed and delivered by the Assignor. This Agreement constitutes valid and binding obligations of the Assignor, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditor's rights generally and to general equitable principles.

Section 2.2 Indemnification

Assignor agrees to indemnify and save harmless Assignee and the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Assignor to defend any such claim), resulting from the breach by Assignor of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Assignor hereunder.

Section 2.3 Consideration

Assignor represents that good and valuable consideration was paid for the Note No. 2 on or about the original issuance date thereof and that such amount has not been repaid except as otherwise set forth herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE

Assignee hereby represents and warrant in all material respects to Assignor, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Section 3.1 Authority; Due Authorization

The Assignee has the full right, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery by the Assignee of this Agreement, the performance by the Assignee of its obligations hereunder and thereunder, including the delivery of the Closing Deliverables, have been duly and validly authorized by all necessary action in respect thereof. No other proceedings on the part of the Assignee are necessary to authorize the execution and delivery of this Agreement and the performance by the Assignee of its obligations hereunder or thereunder. This Agreement has been, or, when executed will be, duly executed and delivered by the Assignee. This Agreement constitutes valid and binding obligations of the Assignee, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditor's rights generally and to general equitable principles.

Section 3.2 Indemnification

Assignee agrees to indemnify and save harmless Assignor from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Assignee to defend any such claim), resulting from the breach by Assignee of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Assignee hereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Survival of Representations, Warranties and Agreements

The representations, warranties and covenants in this Agreement, including any rights arising out of any breach of such representations and warranties, shall survive the Closing for a period of two years.

Section 4.2 Transfer; Successors and Assigns

The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto; provided, however, that this Agreement not be assigned in the absence of the prior written consent of both Assignee and Assignor.

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Section 4.3 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Florida, without giving effect to principles or conflicts of law.

Section 4.4 Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature and/or a scan of any such signature into electronic format.

Section 4.5 Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 4.6 Notices

Except as may be provided herein, all notices, requests, waivers and other communications under this Agreement shall be in writing and shall be conclusively deemed delivered and effective (i) when hand delivered to the other party, (ii) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (iv) via electronic mail or (iv) in the case of a facsimile transmission, upon transmission thereof by the sender and the issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error; provided, however, that the sender shall contemporaneously mail a copy of the notice to the addressee by the method provided for in (i) or (ii) above, but such mailing shall in no way alter the time at which the notice sent by facsimile transmission is deemed received, in each case to the intended recipient as set forth below:

If to the Assignor, to:

BIRCH FIRST ADVISORS LLC

121 S. Orange Avenue, Ste. 1500

Orlando, Florida 32801

If to the Assignee, to:

BIRCH FIRST CAPITAL FUND LLC

c/o Birch First Capital Management LLC

121 S. Orange Avenue, Ste. 1500

Orlando, Florida 32801

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Section 4.8 Fees and Expenses

Except as otherwise expressly provided herein, the Assignor and Assignee will each pay their own respective costs and expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, attorneys' fees, accountants' fees and other professional fees and expenses.

Section 4.9 Amendments and Waivers

Any term of this Agreement may be amended, only in writing signed by the Assignor and the Assignee.

Section 4.10 Severability

If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms

Section 4.11 Delays or Omissions

No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 4.12 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Assignor has executed this agreement on the date first stated above.

ASSINGOR

BIRCH FIRST ADVISORS LLC

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund
Managing Director

ASSIGNEE

BIRCH FIRST CAPITAL FUND LLC

By:	Birch First Capital Management LLC
Its:	Manager

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund
Managing Director

AGREED AND ACCEPTED BY:

ISSUER

ELITE DATA SERVICES INC.

By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

Dated: May 18, 2016

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